                                                                    EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT


     EMPLOYMENT AGREEMENT, dated this 16th day of August, 1999, between ebaseOne Corporation, a Delaware corporation, currently having its principal place of business at 6060 Richmond Avenue, Houston, Texas 77057 (the "Company"), and Charles Skamser (the "Executive") an individual currently residing at 7814 Oxfordshire Drive, Houston, Texas 77379.

     WHEREAS, the Company desires to employ Executive and Executive desires to be employed by the Company, as President and Chief Executive Officer of the Company.

     WHEREAS, the Executive is willing to enter into an agreement with the Company upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1. Term of Agreement. Subject to the terms and conditions hereof, the term of employment of the Executive under this Employment Agreement shall be for the period commencing on the date hereof (the "Commencement Date") and terminating on December 31, 2001, unless sooner terminated as provided in accordance with the provisions of Section 5 hereof. (Such term of employment is herein sometimes called the "Employment Term.")

2. Employment. As of the Commencement Date, the Company hereby agrees to employ the Executive as President and Chief Executive Officer of the Company, and the Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder in accordance with the terms and conditions hereinafter set forth.

3.  Duties and Responsibilities; Board Membership.

(a) Duties. Executive shall perform such duties as are usually performed by a President/Chief Executive Officer of a business similar in size and scope as the Company and such other reasonable additional duties as may be prescribed from time-to-time by the Company's board of directors which are reasonable and consistent with the Company's operations, taking into account Executive's expertise and job responsibilities. This agreement shall survive any job title or responsibility change agreed to by Executive. Executive shall report directly to the board of directors of the Company regarding implementation of all business matters. All actions of Executive shall be subject and subordinate to the review and approval of the board of directors. No other person or group shall be given authority to supervise or direct Executive in the performance of his duties. The board of directors shall be the final and exclusive arbiter of all policy decisions relative to the Company's business.

(b) Board Membership. Upon commencement of this agreement, the board of directors shall use its best efforts to nominate and cause the election of Executive to the Company's board of directors to fill a currently existing vacancy.


(c) Devotion of Time. During the term of this agreement, Executive agrees to devote sufficient time and attention during normal business hours to the business and affairs of the company to the extent necessary to discharge the responsibilities assigned to Executive and to use reasonable best efforts to perform faithfully and efficiently such responsibilities.
     During the term of this agreement it shall not be a violation of this agreement for Executive to (i) serve on the boards of PaperChaser.com, IDT (or its successor), AtlanticPacific Communications, and ChillOut Misters as an active director; (ii) deliver lectures, fulfill speaking engagement to teach at educational institutions; (iii) manage personal investments or companies in which personal investments are made so long as such activities do not significantly interfere with the performance of Executive's responsibilities with the Company and which companies are not in direct competition with the Company; or (iv) provide consulting services to Bradford Brothers, KnowledgeWire, and other companies that are currently supported by Executive's consulting practice, New Enterprise Solutions, however it is expressly understood that Executive will limit his participation with the foregoing companies. Executive has agreed not to pursue any additional clients unless they have strategic value to the Company, as approved by the board of directors. In addition, Executive must obtain written permission from the Company's board of directors in order to serve on any additional boards. Any income received by Executive outside the scope of his employment and permitted pursuant to the provisions hereof, shall inure to the benefit of Executive, and the Company shall not claim any entitlement thereto. Executive has agreed not to pursue any additional clients unless they have strategic value to the Company, as approved by the board of directors.

4.  Compensation and Benefits During the Employment Term.

(a) Base Compensation. The Executive's base compensation from the Commencement Date through December 31, 1999, shall be at the rate of $12,500 per month, payable in regular semi-monthly installments in accordance with the Company's practice for its executives, less applicable withholding for income and employment taxes as required by law and other deductions as to which the Executive shall agree. Executive acknowledges that initially such base compensation may have to be accrued, based upon the Company's current working capital. Thereafter, the Executive's base compensation shall be $15,000 per month. Such base compensation shall be subject to increases as and when determined by the Company's board of directors in its sole discretion.

(b) Bonus Compensation. In addition to the Executive's base compensation, Executive will be entitled to a performance bonus as follows:

     (i) Before December 31, 1999, the Executive has agreed to work toward meeting the following objectives ("MBOs"): (i) raise working capital necessary to begin implementation of the business plan; (ii) build an enterprise center in Houston; (ii) secure agreements to host packaged software applications under a subscription agreement or like agreement with one or more vendors for sales force automation, financial management, customer relationship management, human resource management and electronic business; (iii) hire the necessary personnel to execute the business plan; and (iv) secure initial customers per the business plan. After December 31, 1999, the Company's board of directors shall determine what material progress the Executive has made toward meeting the above captioned MBOs and shall pay the Executive a bonus of up to $125,000 based upon the percentage of MBOs met. Said bonus shall be paid on or before the end of January 2000.

     (ii) If, no later than December 31, 2000, the Company successfully implements and meets certain agreed upon milestones, as determined by the Company's board of directors in January 2000, Executive will be entitled to receive $180,000. If the board of directors is unable to agree on the milestones, the Executive will receive the bonus in the event the Company attains $12 million in net revenues for December 31, 2000, as determined by the Company's independent auditors. In any event, the bonus shall be paid upon the earlier of (x) 12 month financial statements filed with the Securities and Exchange Commission, or (y) March 31, 2001.

     (iii) Subsequent bonuses will be determined by the board of directors.

(c) Warrants. The Executive will be entitled to receive five year warrants to purchase an aggregate 10,000,000 shares of Company common stock having the terms set forth in the warrant agreement attached hereto as Exhibit "A."

(d) Expense Reimbursement. The Executive shall be entitled to reimbursement of all reasonable, ordinary and necessary business related expenses incurred by him in the course of his duties and upon compliance with the Company's procedures.

(e) Participation in Employee Benefit Plans. Executive shall be entitled to participate, subject to eligibility and other terms generally established by the Company's board or directors, in any employee benefit plan [including but not limited to life insurance plans, stock option plans, group hospitalization, hearth, dental care (which health insurance shall also cover Executive's dependents) profit sharing, pension and other benefit plans], as may be adopted or amended by the Company from time-to-time.

5. Termination. Subject to the notice and other provisions of this Section 5, the Company shall have the right to terminate the Executive's employment with the Company, and the Executive shall have the right to resign from such employment, at any time and for no stated reason.

(a) Disability. The Company shall have the right to terminate the employment of the Executive under this Agreement for disability in the event Executive suffers an injury, illness or incapacity as defined in the Company's Long Term Disability Insurance Policy in effect as of the date hereof for a period of more than six (6) months provided that during such six month period the Company shall have given at least ten (10) days written notice of termination; provided further, however, that if the Executive is eligible to receive disability payments pursuant to a disability policy paid for by the Company, the Executive shall assign such benefits to the Company for all periods as to which he is receiving full payment under this agreement.

(b)  Death.  This agreement shall terminate upon the death of Executive.


(c) With Cause. The Company may terminate this agreement at any time because of:

     (i) Executive's material breach of any term of this agreement, which is not cured after ten (10) days written notice from the board of directors, or

     (ii) commission by the Executive of a felony or an act of fraud against the Company.

     In the event Executive's employment with the Company is terminated pursuant to items 5(a), (b) or (c), Executive or his beneficiary shall be entitled to receive all base compensation earned by Executive up to the date of termination, all unreimbursed expenses, and any bonus earned in respect of a prior year and not yet paid. For a termination by the Company without good cause, Executive shall be entitled to receive the greater of (i) the remaining base salary at the then base salary rate for the remainder of the Employment Term or (ii) the base salary rate for the period of six months, and all unreimbursed expenses, any bonus earned in respect of a prior year and not yet paid, and the pro-rata portion of any bonus for the current year.

6. Revealing of Trade Secrets, etc. Executive acknowledges the interest of the Company in maintaining the confidentiality of information related to its business and shall not at any time during the Employment Term or thereafter, directly or indirectly, reveal or cause to be revealed to any person or entity the supplier lists, customer lists or other confidential business information of the Company; provided, however, that the parties acknowledge that it is not the intention of this paragraph to include within its subject matter (a) information not proprietary to the Company, (b) information which is then in the public domain, or (c) information required to be disclosed by law.


7. Arbitration. If a dispute should arise regarding this agreement, all claims, disputes, controversies, differences or other matters in question arising out of this relationship shall be settled finally, completely and conclusively by arbitration of a single arbitrator in Houston, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). Arbitration shall be initiated by written demand. This agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas. A decision of the arbitrator shall be final, conclusive and binding on the Company and the Executive, and judgement may be entered in the District Court of Harris County, Texas, for enforcement and other benefits. On appointment, the arbitrator shall then proceed to decide the arbitration subjects in accordance with the Rules. Any arbitration held in accordance with this paragraph shall be private and confidential and no person shall be entitled to attend the hearings except the arbitrator, Executive, Executive's attorneys, and an designated representatives of the Company and their respective attorneys. The matters submitted for arbitration, the hearings and proceedings and the arbitration award shall be kept and maintained in strictest confidence by Executive and the Company and shall not be discussed, disclosed or communicated to any persons. On request of any party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrator and any judgement enforcing an award. The prevailing party shall be entitled to recover reasonable and necessary attorneys' fees and costs from the non-prevailing party.


8.  Covenants Not to Compete.

(a) Executive's Acknowledgment. Executive agrees and acknowledges that in order to assure the Company that it will retain its value as a going concern, it is necessary that Executive undertake not to utilize his special knowledge of the business and his relationships with customers and suppliers to compete with the Company. Executive further acknowledges that:

     (i)   the Company is and will be engaged in the business;

     (ii) Executive will occupy a position of trust and confidence with the Company prior to the date of this agreement and, during such period and Executive's employment under this agreement, Executive has, and will become familiar with the Company's trade secrets and with other proprietary and confidential information concerning the Company;

     (iii) the agreements and covenants contained in this Section 8 are essential to protect the Company and the goodwill of the business; and

     (iv) Executive's employment with the Company has special, unique and extraordinary value to the Company and the Company would be irreparably damaged if Executive were to provide services to any person or entity in violation of the provisions of this agreement.

(b) Competitive Activities. Executive hereby agrees that for a period commencing on the date hereof and ending one year following the later of
     (i) termination of Executive's employment with the Company for whatever reason, and (ii) the conclusion of the period, if any, during which the Company is making payments to Executive, he will not, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity (other than the Company) that engages in or owns, invests in, operates, manages or controls any venture or enterprise that directly or indirectly engages or proposes in engage in the business of the manufacturing, distribution or sale of (i) products manufactured, distributed, sold or licensed by the Company or services provided by the Company at the time of termination or (ii) products or services proposed at the time of such termination to be manufactured, distributed, sold, licensed or provided by the Company within the united States (the "Territory"); provided, however, that nothing contained herein shall be construed to prevent Executive from (i) investing in the stock of any competing corporation listed on a national securities exchange or traded in the over-the-counter market, but only if Executive is not involved in the business of said corporation and if Executive and his associates (as such term is defined in Regulation 14(A) promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof), collectively, do not own more than an aggregate of two percent of the stock of such corporation, or (ii) investments in PaperChaser.com, IDT (or its successor), AtlanticPacific Communications, and ChillOut Misters ("Permitted Investments"). With respect to the Territory, Executive specifically acknowledges that the Company has conducted the business throughout those areas comprising the Territory and the Company intends to continue to expand the business throughout the Territory.

(c) Blue Pencil. If an arbitrator shall at any time deem the terms of this agreement or any restrictive covenant too lengthy or the Territory too extensive, the other provisions of this section 8 shall nevertheless stand, the restrictive period shall be deemed to be the longest period permissible by law under the circumstances and the Territory shall be deemed to comprise the largest territory permissible by law under the circumstances. The arbitrator in each case shall reduce the restricted period and/or the Territory to permissible duration or size.

9. Opportunities. During his employment with the Company, and for one year thereafter, Executive shall not take any action which might divert from the Company any opportunity learned about by him during his employment with the Company (including without limitation during the Employment Term) which would be within the scope of any of the businesses then engaged in or planned to be engaged in by the Company.

10. Survival. In the even that this Agreement shall be terminated, then notwithstanding such termination, the obligations of Executive pursuant to Sections 6,7,8 and 9 of this agreement shall survive such termination.

11. Contents of Agreement, Parties in Interest, Assignment, etc. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Executive. This Agreement shall not be amended except by a written instrument duly executed by the parties.

12. Severability. If any term or provision of this Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein.

13. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:


     IF TO THE COMPANY ADDRESSED TO:

     ebaseOne Corporation
     6060 Richmond Avenue
     Houston, Texas 77057

     WITH A COPY TO:

     Brewer & Pritchard, P.C.
     1111 Bagby, Suite 2450
     Houston, Texas 77002

IF TO EXECUTIVE ADDRESSED TO:

     Charles W. Skamser
     7814 Oxfordshire Drive
     Spring, TX 77379

or to such other address as the one party shall specify to the other party in writing.

14. Counterparts and Headings. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                              EBASEONE CORPORATION


                              By:   //s// John Frazier Overstolz
                                 -------------------------------------------
                              John Frazier Overstolz, Chairman of the Board


                              EXECUTIVE


                              By:  //s// Charles Skamser
                                 -------------------------------------------
                              Charles Skamser

                                  ADDENDUM #1


     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that this Addendum, entered into this 27th day of October, 1999, shall amend, to the extent set forth in this Addendum, the employment agreement entered into on August ___, 1999 between EBASEONE CORPORATION, a Delaware corporation ("Company") and Charles Skamser, an individual ("Skamser") (the "Agreement").

     Notwithstanding anything in the Agreement, the Company and Skamser agree to amend and restate in its entirety, the following section of the Agreement as follows:

1. Term of Agreement. Subject to the terms and conditions hereof, the term of employment of the Executive under this Employment Agreement shall be for the period commencing on the date hereof (the "Commencement Date") and terminating on December 31, 2002, unless sooner terminated as provided in accordance with the provisions of Section 5 hereof. (Such term of employment is herein sometimes called the "Employment Term.")


     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to the Agreement to be executed on the day and year set forth above.

                              EBASEONE CORPORATION


                              By:   //s// John Frazier Overstolz
                                 -------------------------------------------
                              John Frazier Overstolz, Chairman of the Board


                              CHARLES SKAMSER, an individual


                              By:  //s// Charles Skamser
                                 -------------------------------------------
                              Charles Skamser

                             EBASEONE CORPORATION

                               WARRANT AGREEMENT
                               -----------------

                                                           Date: August 16, 1999

Mr. Charles Skamser:

     ebaseOne Corporation ("Company"), for value received, hereby agrees to issue a stock purchase warrant entitling Charles Skamser ("Skamser" or "Warrant holder") to purchase 4,000,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by the warrant certificate in the form attached hereto as Exhibit 1 (the instrument being hereinafter referred to as a
                   ---------
"Warrant,"and each Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by Skamser as to all or any lesser number of shares of Common Stock covered thereby, at a Exercise Price of $.38 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Warrant holder as follows:

     (a) Corporate and Other Action.  The Company has all requisite power and
         --------------------------
authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, the Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b) No Violation.  The execution and delivery of this Warrant Agreement,
         ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.   Transfer.
     --------

     (a) Transferability of Warrants. The Warrant holder agrees that the
         ---------------------------
Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant holder further acknowledges that the Warrants may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended ("Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrants shall bear an appropriate legend.

     (b) Registration of Shares.  The Warrant holder agrees not to make any sale
         ----------------------
or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless he has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer"order.

     (c) No Registration Rights.  The Warrant holder acknowledges that the
         ----------------------
Company has not granted, and does not intend to grant, the Warrant holder any registration rights with respect to the Warrants or to the Shares underlying the Warrants.

3.   Exercise of Warrants, Partial Exercise.
     --------------------------------------

     (a) Exercise Period.  The Warrants become exercisable as the underlying
         ---------------
Shares vest (in the manner set forth below) and expire August 11, 2004. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares in as nearly equal as possible monthly installments over a 24-month period, so long as Skamser remains employed by the Company. In the event Skamser ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Skamser to purchase only those Shares
that have vested prior to the date he ceased to be employed by the Company.   In
the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

         (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     (b)  Exercise in Full.  Subject to Section 3(a), Warrants may be exercised
          ----------------
in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office in Houston, Texas, Attention: John Frazier Overstoltz, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  Partial Exercise.  Subject to Section 3(a), the Warrant may be
          ----------------
exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by the Warrant holder, in the manner and at the place provided in
Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder subject to
Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

     (d)  Payment of Exercise Price.  Payment of the Exercise Price may be made
          -------------------------
by any of the following, or a combination thereof, at the election of Holder:

          (i)  cash, certified check or cashier's check or wire transfer; or

          (ii) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                    X = Y (A-B)/A

     where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

               Y = the number of shares of Common Stock for which the Warrant is being exercised.

               A = the Market Price of one share of Common Stock (for purposes of this Section 2(d), the "Market Price" shall be defined as the closing price of the Common Stock on the business day immediately prior to the Date of Exercise of this Warrant (the "Closing Bid Price"), as reported by Nasdaq, or if the Common Stock is not traded on Nasdaq, the Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used).

               B = the Exercise Price of $.38.

4.   Delivery of Stock Certificates on Exercise.
     ------------------------------------------

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such the Warrant holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(c). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Exercise Price and Number of Shares Purchasable.
     -------------------------------------------------------------

     The Exercise Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a) In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that any Warrants the Warrant holder has exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

6.   Further Covenants of the Company.
     --------------------------------

     (a) Title to Stock.  All shares of Common Stock delivered upon the exercise
         --------------
of the Warrants shall be validly issued, fully paid and nonassessable; the Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (b) Replacement of Warrants.  Upon receipt of evidence reasonably
         -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (c) Fractional Shares.  No fractional Shares are to be issued upon the
         -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount as determined by the Board of Directors.

7.   Other Warrant holders: Holders of Shares.
     ----------------------------------------

     The Warrants are issued upon the following terms, to all of which the Warrant holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to the Warrant holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 16th day of August, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                              EBASEONE CORPORATION


                              By: //s//  John Frazier Overstoltz
                                  -------------------------------------
                                  John Frazier Overstoltz
                                  Director and Executive Officer



The above Warrant Agreement is confirmed as of the date set forth above.


//s// Charles Skamser
--------------------------------------
Charles Skamser

                                                                       Exhibit 1

                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.


                                                                     To Purchase
                                                             4,000,000 Shares of
                                                                    Common Stock

                             EBASEONE CORPORATION
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of ebaseOne Corporation (the "Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of August 16, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.


Registered Owner: Charles Skamser                          Date: August 16, 1999


Exercise Price
  Per Share:        $.38

Expiration Date:    See Section 3 of the Warrant Agreement


        WITNESS the signature of the Corporation's authorized officer:

                              EBASEONE CORPORATION

                              By //s//  John Frazier Overstoltz
                                 ------------------------------------
                                 John Frazier Overstoltz
                                 Director and Executive Officer

                              EBASEONE CORPORATION

                               WARRANT AGREEMENT
                               -----------------

                                                           Date: August 16, 1999

Mr. Charles Skamser:

     ebaseOne Corporation ("Company"), for value received, hereby agrees to issue a stock purchase warrant entitling Charles Skamser ("Skamser" or "Warrant holder") to purchase 2,000,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by the warrant certificate in the form attached hereto as Exhibit 1 (the instrument being hereinafter referred to as a
                   ---------
"Warrant,"and each Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by Skamser as to all or any lesser number of shares of Common Stock covered thereby, at an Exercise Price of $1.00 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Warrant holder as follows:

     (a) Corporate and Other Action.  The Company has all requisite power and
         --------------------------
authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, the Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b) No Violation.  The execution and delivery of this Warrant Agreement,
         ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.   Transfer.
     --------

     (a)  Transferability of Warrants. The Warrant holder agrees that the
          ---------------------------
Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant holder further acknowledges that the Warrants may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended ("Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrants shall bear an appropriate legend.

     (b)  Registration of Shares.  The Warrant holder agrees not to make any
          ----------------------
sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless he has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer"order.

     (c)  No Registration Rights.  The Warrant holder acknowledges that the
          ----------------------
Company has not granted, and does not intend to grant, the Warrant holder any registration rights with respect to the Warrants or to the Shares underlying the Warrants.

3.   Exercise of Warrants, Partial Exercise.
     --------------------------------------

     (a)  Exercise Period.  The Warrants become exercisable as the underlying
          ---------------
Shares vest (in the manner set forth below) and expire August 11, 2004. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares in as nearly equal as possible monthly installments over a 24-month period, so long as Skamser remains employed by the Company. In the event Skamser ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Skamser to purchase only those Shares
that have vested prior to the date he ceased to be employed by the Company.   In
the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.


     (b) Exercise in Full.  Subject to Section 3(a), Warrants may be exercised
         ----------------
in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office in Houston, Texas, Attention: John Frazier Overstoltz, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  Partial Exercise.  Subject to Section 3(a), the Warrant may be
          ----------------
exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by the Warrant holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder subject to Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

     (d)  Payment of Exercise Price.  Payment of the Exercise Price may be made
          -------------------------
by any of the following, or a combination thereof, at the election of Holder:

          (i)    cash, certified check or cashier's check or wire transfer; or

          (ii) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                    X = Y (A-B)/A

     where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

               Y = the number of shares of Common Stock for which the Warrant is being exercised.

               A = the Market Price of one share of Common Stock (for purposes of this Section 2(d), the "Market Price" shall be defined as the closing price of the Common Stock on the business day immediately prior to the Date of Exercise of this Warrant (the "Closing Bid Price"), as reported by Nasdaq, or if the Common Stock is not traded on Nasdaq, the Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used).

               B = the Exercise Price of $1.00.

4.   Delivery of Stock Certificates on Exercise.
     ------------------------------------------

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such the Warrant holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(c). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Exercise Price and Number of Shares Purchasable.
     -------------------------------------------------------------

     The Exercise Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a) In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that any Warrants the Warrant holder has exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

6.   Further Covenants of the Company.
     --------------------------------

     (a) Title to Stock.  All shares of Common Stock delivered upon the exercise
         --------------
of the Warrants shall be validly issued, fully paid and nonassessable; the Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (b) Replacement of Warrants.  Upon receipt of evidence reasonably
         -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (c) Fractional Shares.  No fractional Shares are to be issued upon the
         -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount as determined by the Board of Directors.

7.   Other Warrant Holders: Holders of Shares.
     ----------------------------------------

     The Warrants are issued upon the following terms, to all of which the Warrant holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to the Warrant holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 16th day of August, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                              EBASEONE CORPORATION


                              By: //s//  John Frazier Overstoltz
                                  -------------------------------------------
                                  John Frazier Overstoltz
                                  Director and Executive Officer



The above Warrant Agreement is confirmed as of the date set forth above.


//s// Charles Skamser
----------------------------------------
Charles Skamser

                                                                       Exhibit 1
                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.


                                                                     To Purchase
                                                             2,000,000 Shares of
                                                                    Common Stock

                              EBASEONE CORPORATION
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of ebaseOne Corporation (the "Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of August 16, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner: Charles Skamser                          Date: August 16, 1999

Exercise Price
  Per Share:        $1.00

Expiration Date:    See Section 3 of the Warrant Agreement

     WITNESS the signature of the Corporation's authorized officer:

                                             EBASEONE CORPORATION

                                             By //s//  John Frazier Overstoltz
                                                --------------------------------
                                                John Frazier Overstoltz
                                                Director and Executive Officer

                             EBASEONE CORPORATION

                               WARRANT AGREEMENT
                               -----------------

                                                           Date: August 16, 1999

Mr. Charles Skamser:

     ebaseOne Corporation ("Company"), for value received, hereby agrees to issue a stock purchase warrant entitling Charles Skamser ("Skamser" or "Warrant holder") to purchase 1,000,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by the warrant certificate in the form attached hereto as Exhibit 1 (the instrument being hereinafter referred to as a
                   ---------
"Warrant," and each Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by Skamser as to all or any lesser number of shares of Common Stock covered thereby, at an Exercise Price of $1.50 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Warrant holder as follows:

     (a)  Corporate and Other Action.  The Company has all requisite power and
          --------------------------
authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, the Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b)  No Violation.  The execution and delivery of this Warrant Agreement,
          ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.   Transfer.
     --------

     (a)  Transferability of Warrants. The Warrant holder agrees that the
          ---------------------------
Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant holder further acknowledges that the Warrants may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended ("Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrants shall bear an appropriate legend.

     (b)  Registration of Shares.  The Warrant holder agrees not to make any
          ----------------------
sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless he has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer"order.

     (c)  No Registration Rights.  The Warrant holder acknowledges that the
          ----------------------
Company has not granted, and does not intend to grant, the Warrant holder any registration rights with respect to the Warrants or to the Shares underlying the Warrants.

3.   Exercise of Warrants, Partial Exercise.
     --------------------------------------

     (a)  Exercise Period.  The Shares underlying the Warrants are exercisable
          ---------------
upon the earlier of the vesting contingencies as set forth below and expire August 11, 2006. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $5.00 per share for at least 30 consecutive trading days, or
(ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or (iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event Skamser ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Skamser to purchase only those Shares that have vested prior to the date he ceased to be employed by the Company

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     (b)  Exercise in Full.  Subject to Section 3(a), Warrants may be exercised
          ----------------
in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office in Houston, Texas, Attention: John Frazier Overstoltz, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  Partial Exercise.  Subject to Section 3(a), the Warrant may be
          ----------------
exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by the Warrant holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder subject to Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

     (d)  Payment of Exercise Price.  Payment of the Exercise Price may be made
          -------------------------
by any of the following, or a combination thereof, at the election of Holder:

          (i)    cash, certified check or cashier's check or wire transfer; or

          (ii) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                         X = Y (A-B)/A

     where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

                 Y = the number of shares of Common Stock for which the Warrant is being exercised.

                 A = the Market Price of one share of Common Stock (for purposes of this Section 2(d), the "Market Price" shall be defined as the closing price of the Common Stock on the business day immediately prior to the Date of Exercise of this Warrant (the "Closing Bid Price"), as reported by Nasdaq, or if the Common Stock is not traded on Nasdaq, the Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used).

                 B = the Exercise Price of $1.50.


4.   Delivery of Stock Certificates on Exercise.
     ------------------------------------------

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such the Warrant holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(c). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Exercise Price and Number of Shares Purchasable.
     -------------------------------------------------------------

     The Exercise Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a)  In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that any Warrants the Warrant holder has exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

6.   Further Covenants of the Company.
     --------------------------------

     (a)  Title to Stock.  All shares of Common Stock delivered upon the
          --------------
exercise of the Warrants shall be validly issued, fully paid and nonassessable; the Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (b)  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (c)  Fractional Shares.  No fractional Shares are to be issued upon the
          -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount as determined by the Board of Directors.

7.   Other Warrant Holders: Holders of Shares.
     ----------------------------------------

     The Warrants are issued upon the following terms, to all of which the Warrant holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to the Warrant holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 16th day of August, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                              EBASEONE CORPORATION

                              By: /s/  John Frazier Overstoltz
                                  -------------------------------------------
                                   John Frazier Overstoltz
                                   Director and Executive Officer

The above Warrant Agreement is confirmed as of the date set forth above.

/s/ Charles Skamser
-------------------------------------
Charles Skamser

                                                                       Exhibit 1
                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.


                                                                     To Purchase
                                                             1,000,000 Shares of
                                                                    Common Stock

                             EBASEONE CORPORATION
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of ebaseOne Corporation (the "Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of August 16, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner: Charles Skamser                          Date: August 16, 1999

Exercise Price
  Per Share:        $1.50

Expiration Date:    See Section 3 of the Warrant Agreement

     WITNESS the signature of the Corporation's authorized officer:

                              EBASEONE CORPORATION


                              By //s//  John Frazier Overstoltz
                                 -------------------------------------------
                                 John Frazier Overstoltz
                                 Director and Executive Officer

                             EBASEONE CORPORATION

                               WARRANT AGREEMENT
                               -----------------

                                                           Date: August 16, 1999

Mr. Charles Skamser:

     ebaseOne Corporation ("Company"), for value received, hereby agrees to issue a stock purchase warrant entitling Charles Skamser ("Skamser" or "Warrant holder") to purchase 1,000,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by the warrant certificate in the form attached hereto as Exhibit 1 (the instrument being hereinafter referred to as a
                   ---------
"Warrant,"and each Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by Skamser as to all or any lesser number of shares of Common Stock covered thereby, at an Exercise Price of $2.00 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Warrant holder as follows:

     (a)  Corporate and Other Action.  The Company has all requisite power and
          --------------------------
authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, the Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b)  No Violation.  The execution and delivery of this Warrant Agreement,
          ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.   Transfer.
     --------

     (a)  Transferability of Warrants. The Warrant holder agrees that the
          ---------------------------
Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant holder further acknowledges that the Warrants may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended ("Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrants shall bear an appropriate legend.

     (b)  Registration of Shares.  The Warrant holder agrees not to make any
          ----------------------
sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless he has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer"order.

     (c)  No Registration Rights.  The Warrant holder acknowledges that the
          ----------------------
Company has not granted, and does not intend to grant, the Warrant holder any registration rights with respect to the Warrants or to the Shares underlying the Warrants.

3.   Exercise of Warrants, Partial Exercise.
     --------------------------------------


     (a)  Exercise Period.  The Shares underlying the Warrants are exercisable
          ---------------
upon the earlier of the vesting contingencies as set forth below and expire August 11, 2006. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $5.00 per share for at least 30 consecutive trading days, or (ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or (iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event Skamser ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Skamser to purchase only those Shares that have vested prior to the date he ceased to be employed by the Company

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     (b)  Exercise in Full.  Subject to Section 3(a), Warrants may be exercised
          ----------------
in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office in Houston, Texas, Attention: John Frazier Overstoltz, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  Partial Exercise.  Subject to Section 3(a), the Warrant may be
          ----------------
exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by the Warrant holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder subject to Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

     (d)  Payment of Exercise Price.  Payment of the Exercise Price may be made
          -------------------------
by any of the following, or a combination thereof, at the election of Holder:

          (i)   cash, certified check or cashier's check or wire transfer; or

          (ii) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                    X = Y (A-B)/A

     where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

                Y = the number of shares of Common Stock for which the Warrant is being exercised.

                A = the Market Price of one share of Common Stock (for purposes of this Section 2(d), the "Market Price" shall be defined as the closing price of the Common Stock on the business day immediately prior to the Date of Exercise of this Warrant (the "Closing Bid Price"), as reported by Nasdaq, or if the Common Stock is not traded on Nasdaq, the Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used).

                B = the Exercise Price of $2.00.

4.   Delivery of Stock Certificates on Exercise.
     ------------------------------------------

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such the Warrant holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(c). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Exercise Price and Number of Shares Purchasable.
     -------------------------------------------------------------

     The Exercise Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a)  In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that any Warrants the Warrant holder has exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

6.   Further Covenants of the Company.
     --------------------------------

     (a)  Title to Stock.  All shares of Common Stock delivered upon the
          --------------
exercise of the Warrants shall be validly issued, fully paid and nonassessable; the Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (b)  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (c)  Fractional Shares.  No fractional Shares are to be issued upon the
          -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount as determined by the Board of Directors.

7.   Other Warrant Holders: Holders of Shares.
     ----------------------------------------

     The Warrants are issued upon the following terms, to all of which the Warrant holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to the Warrant holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 16th day of August, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                              EBASEONE CORPORATION


                              By: /s/  John Frazier Overstoltz
                                  -------------------------------------------
                                  John Frazier Overstoltz
                                  Director and Executive Officer



The above Warrant Agreement is confirmed as of the date set forth above.

/s/ Charles Skamser
--------------------------------
Charles Skamser

                                                                       Exhibit 1
                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.

                                                                     To Purchase
                                                             1,000,000 Shares of
                                                                    Common Stock

                             EBASEONE CORPORATION
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of ebaseOne Corporation (the "Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of August 16, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner: Charles Skamser                          Date: August 16, 1999

Exercise Price
  Per Share:        $2.00

Expiration Date:    See Section 3 of the Warrant Agreement


     WITNESS the signature of the Corporation's authorized officer:

                                   EBASEONE CORPORATION


                                   By /s/  John Frazier Overstoltz
                                      ------------------------------------------
                                      John Frazier Overstoltz
                                      Director and Executive Officer

                             EBASEONE CORPORATION

                               WARRANT AGREEMENT
                               -----------------

                                                           Date: August 16, 1999

Mr. Charles Skamser:

     ebaseOne Corporation ("Company"), for value received, hereby agrees to issue a stock purchase warrant entitling Charles Skamser ("Skamser" or "Warrant holder") to purchase 1,000,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by the warrant certificate in the form attached hereto as Exhibit 1 (the instrument being hereinafter referred to as a
                   ---------
"Warrant,"and each Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by Skamser as to all or any lesser number of shares of Common Stock covered thereby, at an Exercise Price of $2.50 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Warrant holder as follows:

     (a)  Corporate and Other Action.  The Company has all requisite power and
          --------------------------
authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, the Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b)  No Violation.  The execution and delivery of this Warrant Agreement,
          ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.   Transfer.
     --------

     (a)  Transferability of Warrants. The Warrant holder agrees that the
          ---------------------------
Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant holder further acknowledges that the Warrants may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended ("Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrants shall bear an appropriate legend.

     (b)  Registration of Shares.  The Warrant holder agrees not to make any
          ----------------------
sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless he has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer"order.

     (c)  No Registration Rights.  The Warrant holder acknowledges that the
          ----------------------
Company has not granted, and does not intend to grant, the Warrant holder any registration rights with respect to the Warrants or to the Shares underlying the Warrants.

3.   Exercise of Warrants, Partial Exercise.
     --------------------------------------

     (a)  Exercise Period.  The Shares underlying the Warrants are exercisable
          ---------------
upon the earlier of the vesting contingencies as set forth below and expire August 11, 2006. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $5.00 per share for at least 30 consecutive trading days, or (ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or (iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event Skamser ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Skamser to purchase only those Shares that have vested prior to the date he ceased to be employed by the Company

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     (b)  Exercise in Full.  Subject to Section 3(a), Warrants may be exercised
          ----------------
in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office in Houston, Texas, Attention: John Frazier Overstoltz, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  Partial Exercise.  Subject to Section 3(a), the Warrant may be
          ----------------
exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by the Warrant holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder subject to Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

     (d)  Payment of Exercise Price.  Payment of the Exercise Price may be made
          -------------------------
by any of the following, or a combination thereof, at the election of Holder:

          (i)   cash, certified check or cashier's check or wire transfer; or

          (ii) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                         X = Y (A-B)/A

     where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

                Y = the number of shares of Common Stock for which the Warrant is being exercised.

                A = the Market Price of one share of Common Stock (for purposes of this Section 2(d), the "Market Price" shall be defined as the closing price of the Common Stock on the business day immediately prior to the Date of Exercise of this Warrant (the "Closing Bid Price"), as reported by Nasdaq, or if the Common Stock is not traded on Nasdaq, the Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used).

                B = the Exercise Price of $2.50.

4.   Delivery of Stock Certificates on Exercise.
     ------------------------------------------

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such the Warrant holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(c). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Exercise Price and Number of Shares Purchasable.
     -------------------------------------------------------------

     The Exercise Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a)  In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that any Warrants the Warrant holder has exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

6.   Further Covenants of the Company.
     --------------------------------

     (a)  Title to Stock.  All shares of Common Stock delivered upon the
          --------------
exercise of the Warrants shall be validly issued, fully paid and nonassessable; the Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (b)  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (c)  Fractional Shares.  No fractional Shares are to be issued upon the
          -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount as determined by the Board of Directors.

7.   Other Warrant Holders: Holders of Shares.
     ----------------------------------------

     The Warrants are issued upon the following terms, to all of which the Warrant holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to the Warrant holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 16th day of August, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.


                              EBASEONE CORPORATION


                              By: /s/ John Frazier Overstoltz
                                  -------------------------------------------
                                   John Frazier Overstoltz
                                   Director and Executive Officer



The above Warrant Agreement is confirmed as of the date set forth above.

/s/ Charles Skamser
-----------------------------------
Charles Skamser

                                                                       Exhibit 1

                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.

                                                                     To Purchase
                                                             1,000,000 Shares of
                                                                    Common Stock

                              EBASEONE CORPORATION
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of ebaseOne Corporation (the "Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of August 16, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner: Charles Skamser                          Date: August 16, 1999

Exercise Price
  Per Share:        $2.50

Expiration Date:    See Section 3 of the Warrant Agreement


     WITNESS the signature of the Corporation's authorized officer:

                              EBASEONE CORPORATION


                              By /s/ John Frazier Overstoltz
                                 -------------------------------------------
                                  John Frazier Overstoltz
                                  Director and Executive Officer

                             EBASEONE CORPORATION

                               WARRANT AGREEMENT
                               -----------------

                                                           Date: August 16, 1999

Mr. Charles Skamser:

     ebaseOne Corporation ("Company"), for value received, hereby agrees to issue a stock purchase warrant entitling Charles Skamser ("Skamser" or "Warrant holder") to purchase 1,000,000 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by the warrant certificate in the form attached hereto as Exhibit 1 (the instrument being hereinafter referred to as a
                   ---------
"Warrant,"and each Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by Skamser as to all or any lesser number of shares of Common Stock covered thereby, at an Exercise Price of $3.00 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below.

1.   Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Warrant holder as follows:

     (a)  Corporate and Other Action.  The Company has all requisite power and
          --------------------------
authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Exercise Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrants ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, the Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

     (b)  No Violation.  The execution and delivery of this Warrant Agreement,
          ------------
the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Certificate of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

2.   Transfer.
     --------

     (a)  Transferability of Warrants. The Warrant holder agrees that the
          ---------------------------
Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned or hypothecated except as provided herein. The Warrant holder further acknowledges that the Warrants may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended ("Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless the Warrant holder has provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrants shall bear an appropriate legend.

     (b)  Registration of Shares.  The Warrant holder agrees not to make any
          ----------------------
sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless he has provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer"order.

     (c)  No Registration Rights.  The Warrant holder acknowledges that the
          ----------------------
Company has not granted, and does not intend to grant, the Warrant holder any registration rights with respect to the Warrants or to the Shares underlying the Warrants.

3.   Exercise of Warrants, Partial Exercise.
     --------------------------------------

     (a)  Exercise Period.  The Shares underlying the Warrants are exercisable
          ---------------
upon the earlier of the vesting contingencies as set forth below and expire August 11, 2006. The Shares underlying the Warrants shall vest, and the Warrants shall become exercisable with respect to such Shares at any time upon the earlier of the following to occur: (i) the date on which the last sales price of the Company's common stock as reported by the Nasdaq Stock Market, or if not reported on the Nasdaq Stock Market, a stock exchange, or the over-the-counter market, exceeds $5.00 per share for at least 30 consecutive trading days, or (ii) if the Company obtains net revenues of $12,000,000 for the 12 months ending December 31, 2000, as determined by the Company's independent auditors, or (iii) if the Company obtains net revenues of $50,000,000 for the 12 months ending December 31, 2001, as determined by the Company's independent auditors. In the event the Company is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, ("1934 Act") then determination of whether the Company has met items (ii) or (iii) shall be made upon the filing of the Company's 12 month financial statements with the Securities and Exchange Commission. If the Company is not reporting pursuant to the 1934 Act, the determination shall be made within 45 days of December 31.

     In the event Skamser ceases to be an employee of the Company, for any reason, all unvested Shares underlying the Warrants shall immediately be canceled, and the Warrants will entitle Skamser to purchase only those Shares that have vested prior to the date he ceased to be employed by the Company

     In the event of a "change of control" as defined below, all of the Shares underlying the Warrants shall vest and become immediately exercisable. A change of control shall mean and include the following transactions or situations:

          (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing fifty (50%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

          (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

          (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least fifty (50%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

          (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

          (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     (b)  Exercise in Full.  Subject to Section 3(a), Warrants may be exercised
          ----------------
in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office in Houston, Texas, Attention: John Frazier Overstoltz, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below).

     (c)  Partial Exercise.  Subject to Section 3(a), the Warrant may be
          ----------------
exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by the Warrant holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Exercise Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder subject to Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

     (d)  Payment of Exercise Price.  Payment of the Exercise Price may be made
          -------------------------
by any of the following, or a combination thereof, at the election of Holder:

          (i)   cash, certified check or cashier's check or wire transfer; or

          (ii) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                         X = Y (A-B)/A

     where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

                    Y = the number of shares of Common Stock for which the Warrant is being exercised.

                    A = the Market Price of one share of Common Stock (for purposes of this Section 2(d), the "Market Price" shall be defined as the closing price of the Common Stock on the business day immediately prior to the Date of Exercise of this Warrant (the "Closing Bid Price"), as reported by Nasdaq, or if the Common Stock is not traded on Nasdaq, the Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used).

                    B = the Exercise Price of $3.00.

4.   Delivery of Stock Certificates on Exercise.
     ------------------------------------------

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Exercise Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within 10 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such the Warrant holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(e). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Exercise Price and Number of Shares Purchasable.
     -------------------------------------------------------------

     The Exercise Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a)  In case the Company shall at any time after the date of this Agreement
(i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Exercise Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that any Warrants the Warrant holder has exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) Upon each adjustment of the Exercise Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

6.   Further Covenants of the Company.
     --------------------------------

     (a)  Title to Stock.  All shares of Common Stock delivered upon the
          --------------
exercise of the Warrants shall be validly issued, fully paid and nonassessable; the Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (b)  Replacement of Warrants.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (c)  Fractional Shares.  No fractional Shares are to be issued upon the
          -----------------
exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount as determined by the Board of Directors.

7.   Other Warrant Holders: Holders of Shares.
     ----------------------------------------

     The Warrants are issued upon the following terms, to all of which the Warrant holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

8.   Miscellaneous.
     -------------

     All notices, certificates and other communications from or at the request of the Company to the Warrant holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 16th day of August, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                              EBASEONE CORPORATION


                              By: /s/ John Frazier Overstoltz
                                  -------------------------------------------
                                  John Frazier Overstoltz
                                  Director and Executive Officer



The above Warrant Agreement is confirmed as of the date set forth above.

/s/ Charles Skamser
-------------------------------------
Charles Skamser

                                                                       Exhibit 1

                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION D PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.

Warrant No. ____                                                     To Purchase
                                                             1,000,000 Shares of
                                                                    Common Stock

                              EBASEONE CORPORATION
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of ebaseOne Corporation (the "Corporation") from the Corporation at the purchase price per share hereafter set forth, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of August 16, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner: Charles Skamser                          Date: August 16, 1999

Exercise Price
  Per Share:        $3.00

Expiration Date:    See Section 3 of the Warrant Agreement


     WITNESS the signature of the Corporation's authorized officer:

                              EBASEONE CORPORATION


                              By /s/ John Frazier Overstoltz
                                 -------------------------------------------
                                 John Frazier Overstoltz
                                 Director and Executive Officer